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                                                                    EXHIBIT 99.1

[ESS LOGO]

FOR IMMEDIATE RELEASE

Contact Information:
ESS Technology, Inc.                                  Rebecca Mack
Investor Relations                                    Bergman Mack & Associates
(510) 492-1161                                        (949) 981-4496

                ESS TECHNOLOGY REPORTS THIRD QUARTER 2004 RESULTS

    FREMONT, CALIF., OCTOBER 27, 2004 -- ESS Technology (Nasdaq: ESST) today reported net revenues for the third quarter of 2004 of $60.6 million compared to $48.2 million for the same period last year and compared to $76.8 million in the second quarter of 2004.

    GAAP net loss for the third quarter of 2004 was $21.2 million, or ($0.54) per diluted share, compared to GAAP net income of $2.7 million, or $0.07 per diluted share, for the third quarter of 2003. For the second quarter of 2004, GAAP net income was $3.2 million, or $0.08 per diluted share.

    Non-GAAP net loss for the third quarter of 2004 was $20.1 million, or ($0.51) per diluted share, compared to third quarter 2003 non-GAAP net income of $5.3 million, or $0.13 per diluted share. For the second quarter of 2004, non-GAAP net income was $4.3 million or $0.10 per diluted share. Non-GAAP net income excludes the effects of amortization of intangible assets, write-down of investments, in-process research and development, and their related tax effects.

    Robert Blair, president and CEO of ESS Technology commented, "As we stated in our update last month, third quarter worldwide video demand did not materialize as expected for the industry as a whole. In fact, it now appears that this year's second half demand for video products will be lower than the first half demand."

    Mr. Blair continued, "In particular, we are seeing slow demand for video recording products and we find that the inventories built earlier this year in anticipation of the fast growth of this product line are higher than necessary, and per our inventory valuation policy, we have taken an $8.1 million reserve for these inventories.

    "Additionally, with the lower demand for all DVD products, in order to maintain our market position and to compete, we have reduced our prices to maintain market share. Accordingly, we have taken an $8.4 million inventory reserve to reflect lower anticipated selling prices of our DVD inventory," Mr. Blair said.

    "We continued to gain design wins in our new cameraphone business for both our new 1.3 megapixel products and our VGA products. We believe this business will grow significantly in 2005, and ESS will become a major player in this fast-growing market," Mr. Blair stated.

    "I will provide more details of our business, new products, and design wins for both our video and cameraphone businesses on today's conference call," Mr. Blair concluded.

FOURTH QUARTER 2004 GUIDANCE

    The forward-looking statements in this press release are based on current expectations. Any expectations based on these forward-looking statements are subject to risks and uncertainties, and actual results may differ materially. Continuing uncertainty in global economic conditions makes it particularly difficult to predict product demand and other related matters. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

    For the December quarter, we are projecting revenues of $48 - $52 million, with non-GAAP gross margins in the 25% - 27% range. We expect R&D expenses of 19% - 20% and SG&A expenses of 18% - 20%. Overall, we expect GAAP net loss per diluted share of ($0.13) - ($0.16) and non-GAAP net loss per diluted share of ($0.11) - ($0.13). Non-GAAP income excludes the effects of amortization of intangible assets, in-process research and development, and related tax effects.

EARNINGS CONFERENCE CALL

    As previously announced, ESS Technology, Inc. has scheduled a conference call beginning 2:00 p.m. PDT / 5:00 p.m. EDT, October 27, 2004, to discuss its third quarter 2004 results. Investors are invited to listen to a live webcast of the conference call at http://www.esstech.com or http://www.prnewswire.com/ (Search: ESST) A replay of the webcast will also be available at http://www.esstech.com/ and http://www.prnewswire.com/ or by telephone at (800) 633-8284 (U.S./Canada) / (402) 977-9140 (International), Reservation #21211231,
beginning at 5:00 p.m. PDT / 8:00 p.m. EDT, October 27, 2004.

ABOUT ESS TECHNOLOGY

    ESS Technology, Inc., is a leading supplier of high-performance feature-rich chips, applications and solutions for digital entertainment and digital imaging markets. ESS provides advanced products that enable the emergence of digital home systems that deliver and manage entertainment and information in the home.

    ESS, headquartered in Fremont, California, has R&D, sales, and technical support offices worldwide. ESS Technology's common stock is traded on the Nasdaq National Market under the symbol "ESST". ESS Technology's web site address is: http://www.esstech.com.

(ATTACHMENTS:  Consolidated Summary Financial Statements)

        THE MATTERS DISCUSSED IN THIS NEWS RELEASE INCLUDE CERTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, THE POSSIBLE REDUCTION OF CONSUMER SPENDING OCCASIONED BY GENERAL ECONOMIC CONDITIONS, CONTINUED GROWTH IN DEMAND FOR CONSUMER ELECTRONICS PRODUCTS, THE TIMELY AVAILABILITY AND ACCEPTANCE OF ESS' PRODUCTS, THE UNCERTAINTY OF THE OUTCOME OF ANY LITIGATION PROCEEDINGS, AND THE OTHER RISKS DETAILED FROM TIME TO TIME IN THE SEC REPORTS OF ESS, INCLUDING THE REPORTS ON FORM 10-K, FORM 10-Q AND FORM 8-K (IF ANY) WHICH WE INCORPORATE BY REFERENCE. EXAMPLES OF FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING ESS' FUTURE FINANCIAL RESULTS, OPERATING RESULTS, BUSINESS STRATEGIES, PROJECTED COSTS, PRODUCTS, COMPETITIVE POSITIONS, MANAGEMENT'S PLANS AND OBJECTIVES FOR FUTURE OPERATIONS, AND INDUSTRY TRENDS. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S ESTIMATES, PROJECTIONS AND ASSUMPTIONS AS OF THE DATE HEREOF AND INCLUDE THE ASSUMPTIONS THAT UNDERLIE SUCH STATEMENTS. FORWARD-LOOKING STATEMENTS MAY CONTAIN WORDS SUCH AS "WILL", "EXPECT", "ANTICIPATE", "BELIEVE", "CONTINUE", "PLAN", THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE ANY FORWARD-LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE.

                                     # # #

                              ESS TECHNOLOGY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (unaudited)
                                 (in thousands)

                                                     September 30,    December 31,
                                                         2004             2003
                                                     -------------    ------------
ASSETS

Current Assets:
   Cash and cash equivalents                          $   57,806       $   98,938
   Short-term investments                                 55,322           65,908
   Accounts receivable, net                               41,653           57,674
   Inventories                                            57,091           33,546
   Prepaid expenses and other assets                       6,139            2,959
                                                      ----------       ----------
     Total current assets                                218,011          259,025

Property, plant and equipment, net                        23,796           24,629
Goodwill                                                  43,789           43,789
Other intangible assets, net                               7,901           11,510
Other assets                                              15,999           13,640
                                                      ----------       ----------
     Total Assets                                     $  309,496       $  352,593
                                                      ==========       ==========
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
   Accounts payable and accrued expenses              $   56,440       $   84,414
   Income taxes payable and deferred income taxes         28,939           29,390
                                                      ----------       ----------
     Total current liabilities                            85,379          113,804

Non-current deferred tax liability                        10,939           11,708
                                                      ----------       ----------
        Total liabilities                                 96,318          125,512
                                                      ----------       ----------
Shareholders' Equity:
   Common stock                                          177,363          175,546
    Accumulated other comprehensive income (loss)            (99)             929
   Retained earnings                                      35,914           50,606
                                                      ----------       ----------
     Total shareholders' equity                          213,178          227,081
                                                      ----------       ----------
     Total Liabilities and Shareholders' Equity       $  309,496       $  352,593
                                                      ==========       ==========

                              ESS TECHNOLOGY, INC.
              GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)
                      (in thousands, except per share data)

                                                    Three months ended                    Nine months ended
                                                    ------------------                    -----------------
                                              September 30,      September 30,      September 30,      September 30,
                                                  2004               2003               2004               2003
                                              -------------      -------------      -------------      -------------
Net revenues                                   $   60,611         $   48,243         $  214,169         $  112,405
Cost of revenues                                   64,504             33,281            171,756             77,639
                                               ----------         ----------         ----------         ----------
  Gross profit (loss)                              (3,893)            14,962             42,413             34,766
                                                       -6%                31%                20%                31%
Operating expenses:
  Research and development                          9,017             10,090             28,848             23,676
  In-process research and development                   -              1,270                  -              2,690
  Selling, general and administrative              10,179              8,874             31,687             22,208
                                               ----------         ----------         ----------         ----------
Operating loss                                    (23,089)            (5,272)           (18,122)           (13,808)

Nonoperating income (loss), net                       724               (659)             2,698             44,472
                                               ----------         ----------         ----------         ----------
Income (loss) before provision for
  (benefit from) income taxes                     (22,365)            (5,931)           (15,424)            30,664
Provision for (benefit from) income taxes          (1,189)            (8,680)              (732)            14,127
                                               ----------         ----------         ----------         ----------
Net income (loss)                              $  (21,176)        $    2,749         $  (14,692)        $   16,537
                                               ==========         ==========         ==========         ==========
Net income (loss) per share
      Basic                                    $    (0.54)        $     0.07         $    (0.37)        $     0.42
                                               ==========         ==========         ==========         ==========
      Diluted                                  $    (0.54)        $     0.07         $    (0.37)        $     0.40
                                               ==========         ==========         ==========         ==========
Weighted average common shares:
      Basic                                        39,529             38,694             39,425             39,669
                                               ==========         ==========         ==========         ==========
      Diluted                                      39,529             40,579             39,425             40,925
                                               ==========         ==========         ==========         ==========

                              ESS TECHNOLOGY, INC.
         NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)(2)
                                   (unaudited)
                      (in thousands, except per share data)

                                                  Three months ended              Nine months ended
                                                  ------------------              -----------------
                                            September 30,   September 30,   September 30,   September 30,
                                                2004            2003             2004           2003
                                            -------------   -------------   -------------   -------------
Net revenues                                 $    60,611     $    48,243     $   214,169     $   112,405
Cost of revenues                                  63,805          32,781         169,660          77,139
                                             -----------     -----------     -----------     -----------
  Gross profit (loss)                             (3,194)         15,462          44,509          35,266
                                                      -5%             32%             21%             31%
Operating expenses:
  Research and development                         9,017           9,869          28,774          22,816
  Selling, general and administrative              9,692           8,231          30,225          21,565
                                             -----------     -----------     -----------     -----------
Operating loss                                   (21,903)         (2,638)        (14,490)         (9,115)
Nonoperating income (loss), net                      724            (659)          2,698          46,459
                                             -----------     -----------     -----------     -----------
Income (loss) before provision for
  (benefit from) income taxes                    (21,179)         (3,297)        (11,792)         37,344
Provision for (benefit from) income taxes         (1,111)         (8,548)           (493)         14,461
                                             -----------     -----------     -----------     -----------
Net income (loss)                            $   (20,068)    $     5,251     $   (11,299)    $    22,883
                                             ===========     ===========     ===========     ===========
Net income (loss) per share
      Basic                                  $     (0.51)    $      0.14     $     (0.29)    $      0.58
                                             ===========     ===========     ===========     ===========
      Diluted                                $     (0.51)    $      0.13     $     (0.29)    $      0.56
                                             ===========     ===========     ===========     ===========
Weighted average common shares:
      Basic                                       39,529          38,694          39,425          39,669
                                             ===========     ===========     ===========     ===========
      Diluted                                     39,529          40,579          39,425          40,925
                                             ===========     ===========     ===========     ===========

(1) Use of Non-GAAP Financial Information:

To supplement our consolidated financial statements presented in accordance with GAAP, we use non-GAAP measures of operating results, net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that we believe are not indicative of our on-going core operating results. Our non-operating income includes licensing fees from MediaTek. In addition, since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting results for future periods. The non-GAAP information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

(2) Non-GAAP adjustments are detailed within the schedule entitled "Reconciliation of GAAP Basis Net Income (Loss) to Non-GAAP Net Income (Loss)".

                              ESS TECHNOLOGY, INC.
  RECONCILIATION OF GAAP BASIS NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)
                                   (unaudited)
                                 (in thousands)

                                                   Three months ended               Nine months ended
                                                   ------------------               -----------------
                                              September 30,   September 30,   September 30,   September 30,
                                                  2004            2003            2004            2003
                                              -------------   -------------   -------------   -------------
Net income (loss)  - GAAP basis                $  (21,176)     $    2,749      $  (14,692)     $   16,537
Non-GAAP Adjustments:
     Amortization of intangible assets (3)          1,186           1,364           3,632           2,003
     Write down of investments (4)                      -               -               -           1,987
     In-process research and development (5)            -           1,270               -           2,690
     Tax effect to items (3) to (5)                   (78)           (132)           (239)           (334)
                                               ----------      ----------      ----------      ----------
Net income (loss) - Non-GAAP                   $  (20,068)     $    5,251      $  (11,299)     $   22,883
                                               ==========      ==========      ==========      ==========

(3) Non-GAAP amounts for all periods presented exclude the effects of amortization of intangible assets, amounting to $1,186 and $1,364 for the three months ended September 30, 2004 and September 30, 2003, respectively, and $3,632 and $2,003 for the nine months ended September 30, 2004 and September 30, 2003, respectively.

(4) Non-GAAP amounts for all periods presented exclude the effect of the write-down of investments, amounting to $1,987 for the nine months ended September 30, 2003.

(5) Non-GAAP amounts for all periods presented exclude the effect of in-process research and development on Divio and Pictos acquisition, amounting to $1,270 for the three months ended September 30, 2003 and $2,690 for the nine months ended September 30, 2003.